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Exhibit 99.1
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Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section
906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of RCN Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
C. McCourt, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ David C. McCourt
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                                            David C. McCourt
                                            Chief Executive Officer
                                            August 14, 2002